UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2011

JINHAO MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-52482	20-2308107
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Dawang Industrial Park
Hi-Tech Exploit Area
Zhaoqing City, Guangdong 526238
People’s Republic of China
(Address of principal executive offices)

(86) 7583625628
(Registrant's telephone number, including area code)

__________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 8.01     Other Events.

On March 31, 2011, Jinhao Motor Company (the “Company”) filed a Form 12b-25, Notification of Late Filing, pursuant to which it disclosed that it would be unable to timely file its Annual Report on Form 10-K for the year ended December 31, 2010 due to the fact that it has not completed the process of preparing and integrating its operating and financial information into financial statements for the fiscal year ended December 31, 2010. The Company stated that it anticipated that it would file its Form 10-K no later than the fifteenth calendar day following the prescribed due date, as permitted by Rule 12b-25 under the Securities Exchange Act of 1934, as amended (“Exchange Act Rule 12b-25”).

The Company has determined that it is unable to file its Annual Report on Form 10-K for the year ended December 31, 2010 within the grace period afforded by Exchange Act Rule 12b-25. The Company’s audit committee, which consists of two independent directors participating in the Company’s first annual reporting cycle since the Company’s reverse acquisition transaction in August 2010, is conducting an independent review of certain of the Company’s accounting policies and practices and related matters in order that the Company’s financial reporting be as complete and accurate as possible. The Company currently expects that this internal investigation will be completed, and its Form 10-K filed, within 30 days.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, the matters set forth herein, including statements regarding the Company’s expectations regarding the timeframe in which the internal investigation will be completed and its expectations regarding the timing of filing its Form 10-K, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date hereof and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the results and effect of the internal investigation on the Company, its financial results and business, changes in the scope and nature of the independent review, the ability of the Company to file its periodic reports, and the risks detailed from time to time in the Company’s periodic reports filed from time to time with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended September 30, 2010. The Company disclaims any intent or obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINHAO MOTOR COMPANY

Date: April 18, 2011	By: /s/ Chak Shing Tsoi
Chak Shing Tsoi
Chief Executive Officer